UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2020

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Liberty Global plc’s compensation arrangements with its management consist of cash compensation by salary, an annual bonus plan and multiyear long term equity incentive plans which have included awards of performance share units, restricted share units and share appreciation rights (SARs). The Company’s long-term incentive plans serve the goals of incentivizing management to achieve share price growth aligned with the Company’s shareholders and promoting employee retention. References to “we”, “our”, “our company”, the “Company” and “us” refers to Liberty Global plc.

The Company’s SARs have historically been issued with seven-year contractual terms. In 2019, the Company changed its policy to provide that all new equity grants would have ten-year contractual terms in order to more closely align with common market practice. Effective on April 21, 2020, the Company’s Compensation Committee and its Board of Directors approved the extension of the expiration dates of SARs and director options granted in 2013 from the seventh anniversary to the tenth anniversary of the original grants to align with the terms of more recent grants of SARs and options and to further incentivize the achievement of Company objectives. The extension of the SAR expiration dates applies to SARs owned by individuals who were employees of the Company as of April 21, 2020. The exercise prices of the 2013 SARs and options will not change; they have exercise prices ranging from $27.71 to $32.20 in Class A ordinary shares and $25.84 to $31.76 in Class C ordinary shares (after taking into account adjustments for stock splits, share dividends, etc.). For the Company’s executive officers, the exact number of SARs and their exercise prices are shown in Form 4 filings previously made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: April 23, 2020